UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Black Box Corporation
(Name of Registrant as Specified In Its Charter)
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BLACK BOX CORPORATION
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders

To Be Held On:
August 9, 2016, at 9:00 a.m. Eastern Time
at the offices of the Company at 1000 Park Drive, Lawrence, Pennsylvania

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

Please note that this is not a ballot and you cannot use this Notice to vote by mail. This Notice presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 07/22/2016.
Please visit www.proxydocs.com/bbox, where the following materials are available for view:

•	Notice of Annual Meeting of Stockholders and Proxy Statement

•	Annual Report

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please note that you may be required to present a valid picture identification to enter the meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1. Election of eight (8) members of the Board of Directors:

NOMINEES:
Richard L. Crouch
Richard C. Elias
Thomas W. Golonski
Thomas G. Greig
John S. Heller
William H. Hernandez
E.C. Sykes
Joel T. Trammell

2. Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2017.

3. Advisory Vote to Approve Named Executive Officer Compensation.

The Board of Directors has established the close of business on Wednesday, June 15, 2016 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Proxies shall have discretionary power to vote upon such other matters as may come before the meeting or any adjournment thereof.

Our Board of Directors unanimously recommends a vote FOR each of the nominees listed in Proposal 1 for election as director; FOR ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for Fiscal 2017; and FOR approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement.

Please note that you cannot use this notice to vote by mail.